UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NUMBER 2

TO

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2012

EURASIA DESIGN, INC.
(Exact name of Registrant as specified in charter)

Nevada	000-54499	01-0961505
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

López Cotilla No. 829
Int. 1 Col. Americana C.P. 44160
Guadalajara, JAL, Mexico
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(+52) (33) 3827-0727

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Dismissal of GBH CPAs, PC

Originally, on July 3, 2012, the Board of Directors of the Registrant approved the dismissal of GBH CPAs, PC, as its certifying independent registered public accountants and on such same date, the Registrant dismissed GBH CPAs, PC, as its independent registered public accountants.  None of the reports of GBH CPAs, PC on the financial statements of the Registrant contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern paragraph in GBH CPAs, PC's report on our financial statements as of and for the years ended May 31, 2011 and 2010.

During the Registrant’s two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with GBH CPAs, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to GBH CPAs, PC's satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1) of the Securities and Exchange Commission's Regulation S-K.

On July 3, 2012, the Board of Directors of the Registrant approved the engagement of, and the Registrant did on such same date engage, Salles, Sainz - Grant Thornton, S.C., Av. Niños Héroes 2971, Col. Jardines del Bosque, 44520, Guadalajara, Jalisco, Mexico, as its independent registered public accounting firm commencing July 3, 2012, for the fiscal year ended December 31, 2012.  During the two most recent years and the subsequent interim period through the date of engagement, neither the Registrant nor anyone engaged on its behalf has consulted with Salles, Sainz – Grant Thornton, S.C. regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K).

The Registrant has furnished GBH CPAs, PC with a copy of the disclosures under this Item 4.01 and has requested that GBH CPAs, PC provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree.  The letter from GBH CPAs, PC is filed herewith.

Rejection of appointment by Salles, Sainz – Grant Thornton, S.C.

On August 9, 2012, SSGT formally notified the Registrant that SSGT did not receive any notification or request to pursue the engagement as the Registrant’s independent registered public accounting firm and SSGT does not accept such appointment.  SSGT has provided a letter to the SEC stating these facts, a copy of which is filed herewith as Exhibit 16.1.  As of the date of this Current Report, no engagement agreement between the Registrant and SSGT exists, SSGT has performed no work on behalf of the Registrant and SSGT has not issued an audit opinion on Eurasia Design, Inc.’s financial statements.

During the Registrant’s two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with SSGT on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to SSGT's satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304(a)(1) of the Securities and Exchange Commission's Regulation S-K.

The Registrant has furnished Salles, Sainz – Grant Thornton, S.C. with a copy of the disclosures under this Item 4.01 and has requested that SSGT provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree.  The letter from SSGT is filed herewith.

Appointment of De Joya Griffith & Company, LLC

On August 13, 2012, the Board of Directors of the Registrant approved the engagement of, and the Registrant did on such same date engage, De Joya Griffith & Company, LLC, 2580 Anthem Village Drive, Henderson, Nevada 89052, as its independent registered public accounting firm commencing August 13, 2012, for the fiscal year ended May 31, 2012.  The Registrant has determined not to change its year end from May 31 to December 31 unless and until the proposed transaction with Linea Deportiva Prince Mexico, S.A. de C.V. is consummated.

During the two most recent years and the subsequent interim period through the date of engagement, neither the Registrant nor anyone engaged on its behalf has consulted with De Joya Griffith & Company, LLC regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K).

ITEM 9.01  EXHIBITS

Exhibit Number	Name and/or Identification of Exhibit

16.1	Letter from GBH CPAs, PC, dated July 6, 2012, originally filed as an exhibit to the Form 8-K on July 10, 2012.

16.2

Letter from Salles, Sainz – Grant Thornton, S.C. rejecting engagement as disclosed in Item 4.01 of the Current Report on Form 8-K, dated August 9, 2012, originally filed as an exhibit to the Form 8-K/A on August 14, 2012

16.3

Letter from Salles, Sainz – Grant Thornton, S.C. agreeing with the statements made in Item 4.01 of this Current Report on Form 8-K/A, dated August 9, 2012, originally filed as an exhibit to the Form 8-K/A on August 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EURASIA DESIGN, INC.
(Registrant)

Signature	Title	Date

/s/ Duncan A. Forbes, Mol. III	Chief Executive Officer	August 21, 2012
Duncan A. Forbes Mol. III

4